UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

NIELSEN HOLDINGS PLC

(Exact name of Registrant as Specified in its Charter)

England and Wales	001-35042	98-1225347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Avenue of the Americas New York, New York 10010	5th Floor Endeavor House 189 Shaftesbury Avenue London, WC2H 8JR
(Address of Principal Executive Offices)

+1 (410) 717-7134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Nielsen Holdings plc, a public limited company formed under the laws of England and Wales (“Nielsen” or the “Company”), held two shareholder meetings on September 1, 2022: the court meeting convened by the High Court of Justice in England and Wales (the “Court Meeting”), and the general meeting of Nielsen shareholders held after the Court Meeting (the “Special Meeting”). A definitive proxy statement on Schedule 14A with respect to the Court Meeting and the Special Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 8, 2022, as supplemented by a proxy supplement filed with the SEC on August 19, 2022 (collectively, the “Proxy Statement”). Descriptions of each of the proposals voted upon at the Court Meeting and the Special Meeting are contained in the Proxy Statement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Proxy Statement.

For the purposes of the Court Meeting to vote on the Scheme (as defined in the Transaction Agreement, dated as of March 28, 2022, as amended on August 19, 2022, by and among the Company, Neptune Intermediate Jersey Limited and Neptune BidCo US Inc. (the “Transaction Agreement”)), there were 325,427,040 Scheme Shares (as defined in the Scheme) and 34,457,143 Excluded Shares (as defined in the Scheme), each Scheme Share being entitled to one vote at the Court Meeting, constituting all of the outstanding voting securities of the Company. The holders of the Excluded Shares, the Purple Green Excluded Shares and the WindAcre Shares did not vote at the Court Meeting, in accordance with U.K. legal requirements. The holders of a total of 182,803,308 Scheme Shares were present at the Court Meeting, either in person or by proxy, representing approximately 56.2% of the Scheme Shares issued and outstanding and entitled to vote, which constituted a quorum for the purpose of the Court Meeting.

At 6:00 p.m. Eastern time on August 16, 2022, the voting record time for the determination of Shareholders of Record entitled to vote at the Special Meeting, there were 359,884,183 Nielsen ordinary shares, each Nielsen ordinary share being entitled to one vote at the Special Meeting, constituting all of the outstanding voting securities of the Company. The holders of a total of 298,818,940 Nielsen ordinary shares were present at the Special Meeting, either in person or by proxy, representing approximately 83.0% of the Nielsen ordinary shares issued and outstanding and entitled to vote, which constituted a quorum for the purpose of the Special Meeting.

The final results of voting on each of the proposals submitted to a vote of Nielsen’s shareholders at the Court Meeting and the Special Meeting are as follows:

Court Meeting Voting Results

1. Court Scheme Proposal: To approve a Scheme to be made between the Company and the Scheme Shareholders (as defined in the Scheme).

Nielsen shareholders approved the Court Scheme Proposal with the following voting results:

For	Against
180,347,706	2,455,602

In addition, the Court Scheme Proposal was approved by the requisite majority in number of the Shareholders of Record who voted on the Court Scheme Proposal as required by U.K. law.

Special Meeting Voting Results

1. Articles Amendment and Scheme Implementation Proposal: To (a) authorize the members of the Board of Directors of the Company (the “Board”) to take necessary actions for carrying the Scheme into effect, (b) amend the Company’s articles of association, (c) direct the Board to deliver the order of the U.K. Court sanctioning the Scheme under Section 899(1) of the Companies Act (once obtained) to the Registrar of Companies for England and Wales in accordance with the provisions of the Scheme and the laws of England and Wales and (d) direct the Board that it need not undertake a Company Adverse Recommendation Change in connection with an Intervening Event or a Company Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Company Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this clause (d) having the meanings set forth in the Transaction Agreement).

Nielsen shareholders approved the Articles Amendment and Scheme Implementation Proposal with the following voting results:

For	Against	Abstain
296,006,631	2,439,662	372,647

2. Compensation Proposal: To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Transaction Agreement and the transactions contemplated by the Transaction Agreement.

Nielsen shareholders approved the Compensation Proposal with the following voting results:

For	Against	Abstain
234,380,160	64,029,652	409,128

Item 8.01.	Other Events.

On September 1, 2022, Nielsen issued a press release (the “Press Release”) announcing the preliminary results of the Court Meeting and the Special Meeting reflecting that all of the proposals have been approved by the requisite majorities of Nielsen shareholders. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated September 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected, including regarding the proposed transaction and Nielsen ONE. Factors leading thereto may include, without limitation, the risks related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the Ukraine conflict or the COVID-19 pandemic on Nielsen’s business, the failure of Nielsen’s new business strategy in accomplishing Nielsen’s objectives, economic or other conditions in the markets Nielsen is engaged in, impacts of actions and behaviors of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules and processes affecting Nielsen’s business, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement entered into pursuant to the proposed transaction (the “Agreement”), the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen ordinary shares, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, and other specific risk factors that are outlined in Nielsen’s disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as its 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission (the “SEC”). Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of these materials, and Nielsen assumes no obligation to update any written or oral forward-looking statement made by Nielsen or on its behalf as a result of new information, future events or other factors, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2022	NIELSEN HOLDINGS PLC

	By:	/s/ Jennifer Meschewski
Jennifer Meschewski Secretary